                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM  8-K/A
                               (Amendment No. 3)

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 13, 1998



                        Allin Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State of Other Jurisdiction of Incorporation)



                0-21395                                   21-1795265
        (Commission File Number)               (IRS Employer Identification No.)



400 Greentree Commons, 381 Mansfield Avenue
       Pittsburgh, Pennsylvania                            15220-2751
 (Address of Principal Executive Offices)                  (Zip Code)


                                 (412) 928-8800
              (Registrant's Telephone Number, Including Area Code)

     This filing by Allin Communications Corporation (the "Company") is an amendment to the Company's Current Report on Form 8-K dated as of August 13, 1998 describing the Company's acquisition of all of the outstanding capital stock of KCS Computer Services, Inc., a Pennsylvania corporation ("KCS"), pursuant to a Stock Purchase Agreement among the Company and the shareholders of KCS. This Report on Form 8-K/A (Amendment No. 3) withdraws certain financial information concerning KCS, including interim unaudited financial statements for the seven months ended July 31, 1998, and a pro forma condensed consolidated statement of operations for the nine months ended September 30, 1998 which had been included in the Company's Report on Form 8-K/A (Amendment No. 2). The information contained in this filing on Form 8-K/A (Amendment No. 3) should be read in conjunction with information set forth in the Company's filings on Form 8 K dated as of August 13, 1998 describing the acquisition of KCS and dated as of September 30, 1998 describing the Company's sale of its sports marketing subsidiary, SportsWave, Inc., and the closure of a Loan and Security Agreement with S&T Bank, a Pennsylvania banking association, and the Company's filing on Form 8-K/A (Amendment No. 1) dated as of August 13, 1998. The information contained in this filing should also be read in conjunction with the audited financial statements and notes for the years ended December 31, 1996 and 1997 contained in the Company's Annual Report on Form 10 K for the year ended December 31, 1997, and the Company's filings on Form 10 Q for the quarterly periods ended March 31, 1998, June 30, 1998 and September 30, 1998.


     The Company's acquisition of KCS was effective for accounting purposes as of August 1, 1998.

Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired:

          Independent Auditors' Report (previously filed)

          Audited Balance Sheets of KCS Computer Services, Inc. as of December 31, 1997 and 1996 (previously filed)

          Audited Statements of Operations and Retained Earnings of KCS Computer Services, Inc. for the Years Ended December 31, 1997 and 1996 (previously filed)

          Audited Statements of Cash Flows of KCS Computer Services, Inc. for the Years Ended December 31, 1997 and 1996 (previously filed)

          Notes to Audited Financial Statements of KCS Computer Services, Inc. (previously filed)

          Unaudited Balance Sheets of KCS Computer Services, Inc. as of June 30, 1998 and 1997 (previously filed)

          Unaudited Statements of Operations and Retained Earnings of KCS Computer Services, Inc. for the Six Months Ended June 30, 1998 and 1997 (previously filed)

          Unaudited Statements of Cash Flows of KCS Computer Services, Inc. for the Six Months Ended June 30, 1998 and 1997 (previously filed)

          Notes to Unaudited Financial Statements of KCS Computer Services, Inc. (previously filed)


(b)  Pro Forma Financial Information:

          Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998 (previously filed)

          Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1997 (previously filed)

          Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 1998 (previously filed)

          Notes to Pro Forma Condensed Consolidated Financial Statements (previously filed)


(c)  Exhibits:

     2.1 Stock Purchase Agreement dated August 13, 1998 among the Registrant, KCS Computer Services, Inc. and the stockholders of KCS Computer Services, Inc. (previously filed)

     3(i)(a) Certificate of Designation for Series B Redeemable Preferred Stock of the Registrant (previously filed)

     3(i)(b) Certificate of Correction Relating to the Series B Redeemable Preferred Stock of the Registrant (previously filed)

     4.1 Preemptive Rights Agreement dated August 13, 1998 among the Registrant and certain stockholders of the Registrant (previously filed)

     4.2 Form of Warrant for purchasers of Series B Redeemable Preferred Stock (previously filed)

     4.3 Promissory Note dated August 13, 1998 in the principal amount of $2,000,000 (previously filed)

     4.4 Certificate of Designation for Series B Redeemable Preferred Stock of the Registrant (previously filed)

     4.5 Certificate of Correction Relating to the Series B Redeemable Preferred Stock of the Registrant (previously filed)

     10.1 Registration Rights Agreement dated August 13, 1998 among the Registrant and certain stockholders of the Registrant (previously filed)

     10.2 Promissory Note dated August 13, 1998 in the principal amount of $6,200,000 (previously filed)

     23       Consent of Grossman Yanak & Ford LLP (previously filed)

     99       Press Release dated August 13, 1998 (previously filed)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ALLIN COMMUNICATIONS CORPORATION


Date: December 1, 1998            By: /s/ Richard W. Talarico
                                      -----------------------
                                      Richard W. Talarico
                                      Chairman and Chief Executive Officer

                                 EXHIBIT INDEX


2.1 Stock Purchase Agreement dated August 13, 1998 among the Registrant, KCS Computer Services, Inc. and the stockholders of KCS Computer Services, Inc. (previously filed)

3(i)(a) Certificate of Designation for Series B Redeemable Preferred Stock of the Registrant (previously filed)

3(i)(b) Certificate of Correction Relating to the Series B Redeemable Preferred Stock of the Registrant (previously filed)

4.1 Preemptive Rights Agreement dated August 13, 1998 among the Registrant and certain stockholders of the Registrant (previously filed)

4.2 Form of Warrant for purchasers of Series B Redeemable Preferred Stock (previously filed)

4.3 Promissory Note dated August 13, 1998 in the principal amount of $2,000,000 (previously filed)

4.4 Certificate of Designation for Series B Redeemable Preferred Stock of the Registrant (previously filed)

4.5 Certificate of Correction Relating to the Series B Redeemable Preferred Stock of the Registrant (previously filed)


10.1 Registration Rights Agreement dated August 13, 1998 among the Registrant and certain stockholders of the Registrant (previously filed)

10.2 Promissory Note dated August 13, 1998 in the principal amount of $6,200,000 (previously filed)

23       Consent of Grossman Yanak & Ford LLP (previously filed)

99       Press Release dated August 13, 1998 (previously filed)